Exhibit 10.21

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

CONFIDENTIAL	EXECUTION VERSION

AMENDMENT NO. 3 TO THE COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT NO. 3 TO THE COLLABORATION AND LICENSE AGREEMENT (“Amendment”) is made and entered into, effective as of April 1, 2020 (“Amendment No. 3 Effective Date”), by and between Vir Biotechnology, Inc., a Delaware corporation with offices at with an office at 499 Illinois Street, San Francisco, California 94158 (“Vir”), and Alnylam Pharmaceuticals, Inc., a Delaware corporation located at 675 West Kendall Street – Henri A. Termeer Square, Cambridge, Massachusetts 02142 (“Alnylam”). Each of Vir and Alnylam are referred to in this Amendment as a “Party” and together, the “Parties”.

BACKGROUND

WHEREAS, the Parties have entered into that certain Collaboration and License Agreement effective as of October 16, 2017 (as amended by Letter Agreement dated November 13, 2018 and by Amendment No. 1 to the Collaboration and License Agreement effective December 17, 2019 and Amendment No. 2 to the Collaboration and License Agreement effective March 3, 2020, the “Collaboration Agreement”) pursuant to which the Parties entered into a collaboration to develop and commercialize certain compounds and products based on Alnylam’s RNAi technology, in connection with Hepatitis B and other infectious diseases;

WHEREAS, pursuant to Section 3.1(b) and 3.1(c) of the Collaboration Agreement Vir has selected five (5) ID Collaboration Targets;

WHEREAS, the Parties desire to add three additional ID Collaboration Targets to the Collaboration, bringing the total number of ID Collaboration Targets to eight (8) on the terms and conditions described in this Amendment; and

WHEREAS, Section 14.4 of the Collaboration Agreement provides that the Collaboration Agreement may only be modified by a written instrument duly executed by an authorized representative of each Party.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Collaboration Agreement as set forth in this Amendment.

ARTICLE 1

DEFINITIONS

1.1 Capitalized Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Collaboration Agreement unless otherwise defined and set forth in this Amendment. Except as expressly modified by this Amendment, the remainder of the Collaboration Agreement shall remain in force in accordance with its terms and without any modification.

ARTICLE 2

AMENDMENTS

2.1 Addition of New Section 1.1.54B: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.54B immediately after Section 1.1.54A as follows:

1.1.54B “Coronaviruses” shall mean any coronavirus, or isolate or isoform thereof, that causes severe acute respiratory syndrome in humans, including SARS-CoV-2, SARS-CoV and MERS-CoV.

2.2 Amendment to Section 1.1.77: Section 1.1.77 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.77 “Field” shall mean (a) for all Collaboration Targets other than the Host Factor Targets, all uses and purposes, including the treatment, palliation, diagnosis or prevention of any human disease, disorder or condition, and (b) for the Host Factor Targets, the treatment, palliation, diagnosis or prevention of Coronaviruses, but in each case ((a)-(b)) excluding applications in agriculture, horticulture, forestry, aquaculture, and/or residential markets relating to plants, fish, arthropods and/or pests and pathogens thereof (e.g., home, lawn and/or garden).

2.3 Addition of New Section 1.1.90A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.90A immediately after Section 1.1.90 as follows:

1.1.90A “Host Factor” shall mean a human trait that affects susceptibility to disease.

2.4 Addition of New Section 1.1.90B: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.90B immediately after Section 1.1.90A as follows:

90B “Host Factor Targets” shall mean (a) the two Initial Host Factor Targets, (b) an additional Host Factor selected by the Parties in accordance with Section 3.1(d)(i), and (iii) a replacement Host Factor selected by the Parties in accordance with Section 3.1(d)(i).

2.5 Amendment to Section 1.1.92: Section 1.1.92 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.92 “ID Collaboration Target” shall mean an ID Target that is designated for an ID Program pursuant to Section 3.1(b), 3.1(c) or 3.1(d).

2.6 Amendment to Section 1.1.97: Section 1.1.97 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.97 “ID Target” shall mean (a) for all Targets other than the Host Factor Targets, a Target primarily for intervention in the treatment, palliation, diagnosis or prevention of Infectious Disease in humans or animals, and (b) for the Host Factor Targets, a Target for intervention in the treatment, palliation, diagnosis or prevention of Coronaviruses in humans or animals.

2.7 Addition of Section 1.1.99A: Article 1 of the Collaboration Agreement is hereby amended by adding a new Section 1.1.99A immediately after Section 1.1.99 as follows:

1.1.99A “Initial Host Factor Targets” shall mean (a) angiotensin converting enzyme 2 (ACE2) and (b) transmembrane serine protease 2 (TMPRSS2).

2.8 Amendment to Section 1.1.182: Section 1.1.182 of the Collaboration Agreement is hereby amended in its entirety as follows:

1.1.182 “Vir Improvements” means any patented improvement, discovery or Know-How that (a) is first conceived or reduced to practice, or with respect to inventions and discoveries other than patentable inventions, otherwise identified, discovered, made or developed, solely by individuals who are employees, agents or consultants of Vir or its Affiliates in the course of conducting Development, Manufacturing or Commercialization activities with respect to Licensed Products under this Agreement, (b) is Controlled by Vir or its Affiliates, and (c) constitutes an improvement that would otherwise be dominated by Alnylam Core Technology Patent Rights, including, as applicable, formulation technology. Vir Improvements excludes [***].

2.9 Amendment of Section 3.1: Section 3.1(d) of the Collaboration Agreement is hereby amended to add the following Section 3.1(d):

(a) Host Factor Targets.

(i) Host Factor Targets. Notwithstanding the provisions of Section 3.1(b) or 3.1(c) above, the Parties agree to collaborate in a program to Develop RNAi Products Directed to the Host Factor Targets for use in the Field, which program may include the use of [***], until Development Candidate selection pursuant to Section 3.3 below. The program shall be directed to the Initial Host Factor Targets, and the Parties may mutually agree to the selection of up to one (1) additional Host Factor as an ID Collaboration Target. Once mutually agreed by the Parties, the new Host Factor Target shall be added to the list of ID Collaboration Targets listed on Schedule D. The Host Factor Targets shall be ID Collaboration Targets and shall be in addition to, and not in lieu of, the five (5) ID Collaboration Targets described in Sections 3.1(b) and 3.1(c). Notwithstanding any provision of Section 3.3(b) to the contrary, if Alnylam has not commenced work pursuant to a DC Workplan for a given Host Factor Target, Vir shall have the right to propose to replace such Host Factor Target with a replacement Host Factor pursuant to this Section 3.1(d), provided that such proposed replacement Host Factor is discussed and mutually agreed upon by the Parties (which discussions may occur via the JSC). If the Parties mutually agree to designate the proposed replacement Host Factor as a Host Factor Target, then Schedule D shall be updated to include such new Host Factor Target as an ID Collaboration Target, and the Parties shall develop an ID Development Plan for such new ID Collaboration Target in accordance with Section 3.2(a). The Host Factor Target that is replaced shall be classified as an “Abandoned ID Target” and shall cease to be an ID Collaboration Target under this Agreement, Vir’s Program Option and other rights with respect to such Abandoned ID Target and any RNAi Products Directed to such Abandoned ID Target shall terminate and the provisions of Section 4.1(b) shall apply to the Abandoned ID Target and the ID Program for such Abandoned IT Target. Unless otherwise mutually agreed by the Parties, the Parties shall not replace more than one (1) Host Factor Target and, for clarity, at no time during the Term shall there be more than three (3) Host Factor Targets.

(ii) ID Development Plan. The initial ID Development Plan for the Host Factor Targets developed by the JSC pursuant to Section 3.2(a) shall include the following responsibilities of the Parties and unless otherwise agreed by the Parties, Alnylam’s DC Workplan for the Host Factor Targets shall be limited to the following responsibilities of Alnylam:

Host Factor Target ID Development Plan Activities Prior to Development Candidate Selection	Responsible Party(ies)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.10 Amendment of Section 3.4(b). Section 3.4(b) of the Collaboration Agreement is hereby amended in its entirety as follows:

(b) ID Programs. Subject to the exercise by Alnylam of its Profit-Sharing Option pursuant to Section 4.2, with respect to an ID Licensed Product, Vir shall bear 100% of the Program Costs incurred by the Parties during the Collaboration Term for each ID Program in conducting each ID Program pursuant to the Development Plan for such ID Program, including ID Licensed Product supplied by Alnylam pursuant to Section 5.1(a)(ii); provided, however, that Alnylam shall bear the Program Costs incurred by Alnylam [***]

under the DC Workplan for the COV Target ID Program and the Host Factor Target ID Programs. In addition, (i) [***], and (ii) the Parties shall each bear fifty percent (50%) of all Program Costs in connection with the Manufacture of non-GMP Drug Product required for nonclinical use prior to filing of an IND for the first Licensed Product in each of the COV Target ID Program and the Host Factor Target ID Programs. In no event shall any of the Host Factor Target ID Programs be conducted outside of the Field.

2.11 Amendment of Section 3.5(c). Section 3.5(c) of the Collaboration Agreement is hereby amended in its entirety as follows:

(c) ID Programs. After exercise of its Program Option with respect to an ID Program, Vir shall use Commercially Reasonable Efforts to Develop, obtain Regulatory Approval and following Regulatory Approval Commercialize [***] ID Licensed Product Directed to the ID Collaboration Target in such ID Program in the Field in [***] Major Markets, provided that solely with respect to the COV Target ID Program and the Host Factor Target Programs, [***], Vir may [***]; provided, however, that [***] with respect to the COV Target ID Program or such Host Factor Target ID Program (as applicable).

2.12 Amendment of Section 4.1(a). Section 4.1(a) of the Collaboration Agreement is hereby amended in its entirety, as follows:

(a) With respect to each ID Program, Alnylam hereby grants Vir an exclusive option (“Program Option”) to obtain a Program License for such ID Program. Vir may exercise its Program Option with respect to an ID Program by written notice to Alnylam (“Program Option Notice”) at any time prior to the date that is [***] after the earlier of (i) [***] and (ii) the date that is [***] after [***] (“Program Option Period”). Upon Vir’s giving a Program Option Notice to Alnylam, Vir shall pay Alnylam (x) the Program Option Exercise Fee, which is payable within [***] after Vir’s exercise of such Program Option for such ID Program, and (y) any outstanding undisputed Program Costs due to Alnylam for such ID Program, within [***] after receipt by Vir of any invoice therefor. Upon payment in full of the Program Option Exercise Fee and any outstanding undisputed Program Costs as set forth above, (i) Alnylam shall and hereby does grant to Vir the Program License with respect to such ID Program as set forth in Section 6.1(b)(ii), and (ii) subject to the exercise by Alnylam of its Profit-Sharing Option pursuant to Section 4.2 with respect to an ID Licensed Product and Alnylam’s responsibilities for ID Licensed Product Manufacturing [***] pursuant to Section 5.1(a), [***], for the further Development, Manufacture and Commercialization of the ID Licensed Products in such ID Program. Notwithstanding anything herein to the contrary, no Program Option Exercise Fee shall be payable with respect to the COV Target ID Program or the Host Factor Target ID Programs, and the licenses granted to Vir in Sections 6.1(b)(i) and (ii) shall become effective for the COV Target ID Program and a given Host Factor Target ID Program automatically upon Vir’s delivery to Alnylam of a Program Option Notice for such COV Target ID Program or such Host Factor Target ID Program (as applicable) and payment of all undisputed Program Costs reimbursable to Alnylam for such COV Target ID Program or such Host Factor Target ID Program (as applicable).

2.13 Amendment of Section 6.1(d). Section 6.1(d) of the Collaboration Agreement is hereby amended in its entirety, as follows:

(d) Retained Rights. Notwithstanding the license grants in Sections 6.1(a) and 6.1(b), Alnylam retains the rights under Alnylam Intellectual Property (a) to Develop and Manufacture Licensed Products in the Field in the Territory solely for the purpose and only to the extent necessary for the performance of its obligations under this Agreements, and (b) subject to Alnylam’s obligations under Section 10.5(a), for [***]. Notwithstanding anything herein to the contrary, (i) with respect to the COV Target and each Host Factor Target, neither Vir nor its Affiliates, directly or indirectly (alone or with an affiliate or Third Party), shall have any right or license under this Agreement to any Licensed Product for the COV Target or such Host Factor Target to [***].

2.14 Amendment of Section 7.3(a)(ii). Section 7.3(a)(ii) of the Collaboration Agreement is hereby amended in its entirety as follows:

(ii) ID Licensed Products other than ID Licensed Products Directed to the COV Target or the Host Factor Targets, with respect to which Vir has exercised its Program Option:

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.15 Amendment of Section 7.3(a). Section 7.3(a) of the Collaboration Agreement is hereby amended to add the following Section 7.3(a)(iv) to the end of such Section:

(iv) ID Licensed Products Directed to each Host Factor Target with respect to which Vir has exercised its Program Option:

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]

2.16 Amendment of Section 7.5(b). Section 7.5(b) of the Collaboration Agreement is hereby amended by inserting the following at the end of such Section:

; provided, however, that solely with respect to an ID Licensed Product Directed to the COV Target or a Host Factor Target, if (i) Vir or its Related Parties sell such ID Licensed Product to a Biodefense Authority in a country, (ii) such sale is for the purposes of [***], and (iii) the aggregate amount of such Net Sales of such ID Licensed Product to such Biodefense Authority during such Calendar Year is [***] of such ID Licensed Product on which such Net Sales are based, then (1) Vir shall pay Alnylam a [***] royalty on such Net Sales [***] by Alnylam or its Affiliates to Third Parties under any applicable Alnylam In-License with respect to such ID Licensed Product sales, (2) such royalty shall [***], and (3) such Net Sales shall not be [***] Net Sales of such ID Licensed Product.

2.17 Amendment of Section 10.5(d). Section 10.5(d) of the Collaboration Agreement is hereby amended in its entirety as follows:

(d) [***].

2.18 Amendment of Section 10.5. Section 10.5 of the Collaboration Agreement is hereby amended to add the following Section 10.5(e) to the end of such Section:

(e) for each Host Factor Target, neither Vir nor its Affiliates shall: (i) alone or with or for any Third Party, research, develop, manufacture or commercialize any Licensed Product Directed to such Host Factor Target outside of the Field; (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities in the foregoing clause (i) with respect to any Licensed Product Directed to such Host Factor Target outside of the Field; or (iii) transfer, assign, convey or otherwise sell any Licensed Product Directed to such Host Factor Target outside of the Field.

2.19 Amendment of Schedule A (Existing Alnylam Third Party Agreements). Schedule A (Existing Alnylam Third Party Agreements) of the Collaboration Agreement is hereby amended as follows. [***]:

[***]

2.20 Amendment of Schedule D (ID Targets, Reserved Targets and ID Collaboration Targets). Schedule D (ID Targets, Reserved Targets and ID Collaboration Targets) of the Collaboration Agreement is hereby amended by adding the [***].

ARTICLE 3

MISCELLANEOUS

3.1 No Waiver. Nothing in this Amendment is intended to operate as a waiver of any claims either Party may have against the other Party arising prior to the date of this Amendment, including any claims arising prior to the date of this Amendment with respect to the performance of the Parties under the Collaboration Agreement. Any delay in enforcing a party’s rights under this Amendment or the Collaboration Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Amendment or the Collaboration Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable.

3.2 Miscellaneous. This Amendment shall be governed by and interpreted in accordance with the law of the State of New York, U.S.A., without reference to any principles of conflicts of laws to the contrary. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Amendment. Except as specifically amended by this Amendment, the terms and conditions of the Collaboration Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures transmitted by PDF shall be treated as original signatures. Except to the extent expressly provided herein, the Collaboration Agreement, as amended by this Amendment, together with the Commitment Letter between the Parties entered into on the Commitment Letter Date and the Stock Purchase Agreement, including all appendices, exhibits and schedules to each of the foregoing, constitute the entire agreement between the Parties relating to the subject matter of the Collaboration Agreement and supersedes all previous oral and written communications, including all previous agreements, between the Parties.

IN WITNESS WHEREOF, on the Amendment No. 3 Effective Date Vir and Alnylam have caused this Amendment to be duly executed by their authorized representatives.

Vir Biotechnology, Inc.

Name:	/s/ George Scangos
Title:	George Scangos
Date:	Chief Executive Officer

Alnylam Pharmaceuticals, Inc.

Name:	/s/ Yvonne Greenstreet
Title:	Yvonne Greenstreet
Date:	Chief Operating Officer